UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

THE CHEFS’ WAREHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road

Ridgefield, Connecticut 06877

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CHEF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2024, the Board of Directors (the “Board”) of The Chefs’ Warehouse, Inc. (the “Company”) appointed Lester Owens, Richard N. Peretz and Wendy M. Weinstein as directors of the Company, effective as of March 4, 2024, for a term continuing until the Company’s next annual meeting of stockholders (the “Annual Meeting”) , when Messrs. Owens and Peretz and Ms. Weinstein will each be a nominee for election by the Company’s stockholders. Concurrently with the appointment of Messrs. Owens and Peretz and Ms. Weinstein to the Board, the Board increased the size of the Board from 11 to 14 members.

Effective, March 4, 2024, Mr. Owens was appointed as a member of the Audit Committee of the Board, Mr. Peretz was appointed as a member of the Compensation and Human Capital Committee of the Board and Ms. Weinstein was appointed as a member of the Nominating and Corporate Governance Committee of the Board.

Lester Owens, 66, previously served as Senior Executive Vice President and former head of Operations and as a member of the Operating Committee at Wells Fargo & Company, a multinational financial services company, from July 2020 to March 2023. Mr. Owens joined Wells Fargo from Bank of New York Mellon, where he was Global Head of Operations from February 2019 to July 2020. Prior to joining Bank of New York Mellon, Mr. Owens spent 10 years at JP Morgan Chase, where he was responsible for Global Wholesale Banking Operations, among other roles. He previously led significant operations functions for Deutsche Bank, Citibank and Bankers Trust. He has served on several boards of directors, including the Board of Directors of the Depository Trust & Clearing Corporation (DTCC) in 2016, and he chaired the Clearing House Interbank Payments Board from 2015 to 2016. Mr. Owens is currently Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. Mr. Owens has a B.A. from Long Island University and an M.B.A. from Fairleigh Dickinson Executive.

Richard N. Peretz, 62, has served as a Venture Partner at Playground Global, LLC, a technology-focused venture capital firm, since May 2021 and has served as an independent consultant since February 2020. Previously, Mr. Peretz served as the Chief Financial Officer of the United Parcel Service, Inc. (“UPS”), an American multinational shipping and receiving supply chain management company, from July 2015 to February 2020. Mr. Peretz also held various leadership positions at UPS, including as the Controller and Treasurer as well as head of Mergers & Acquisitions from 2007 to 2015, Chief Financial Officer and Vice President of International Operations from 2002 to 2007 and in various other roles of increasing responsibility from 1981 to 2010. Mr. Peretz also currently serves on the boards of directors of several companies, including: Boxbot, Inc., a startup venture that produces conveyors and package handling systems, since September 2023, Altus Power, Inc., a provider of alternative energy solutions, since December 2021, and Iris Acquisition Corp., (formerly Tribe Capital Growth Corp. I), a special purpose acquisition company, since March 2021 where he serves as Chair of the Audit Committee. Mr. Peretz previously served on the board of directors of Semper Paratus Acquisition Corporation, a special purpose acquisition company, from October 2021 to June 2022, Electric Last Mile Solutions, Inc., a designer and manufacturer of electric vehicles, from June 2021 to June 2022, Tribe Capital Growth Corp. II, a special purpose acquisition company from March 2021 to May 2022, and First International Bancorp, a state-chartered bank of Connecticut, from 2008 to 2015. Mr. Peretz served as an Investment Committee Member for the UPS Strategic Venture, a venture capital fund managed by the UPS Strategic Enterprise Fund of UPS, from 2013 to February 2020. Mr. Peretz served as a Board Member on the Atlanta Chapter of the American Red Cross, a disaster and humanitarian relief organization, from 2008 to 2015. Mr. Peretz earned a B.A. in Business Administration from the University of Texas at San Antonio and an M.B.A. from the Goizueta Business School at Emory University.

Wendy M. Weinstein, 61, has served as Chief Marketing Officer at W2K Consulting, a marketing and management consulting firm with restaurant and food and beverage industry clients, since January 2001. In addition, Ms. Weinstein is a consultant in the restaurant technology, media and food distribution verticals through the Gerson Lehrman Group, Inc., a consulting and information services company, since October 2011. Previously, Ms. Weinstein was an owner and operator of Plates Restaurant, a fine dining restaurant in Westchester, New York, from January 2003 until its sale in October 2019. Prior to that, she served as Director of International Marketing at Sanpellegrino S.p.A, an Italian mineral water company (acquired by Nestle S.A. in 1998), from 1996 to 2000, and as Director of Marketing from 1989 to 1995. Ms. Weinstein currently serves as a director on the board of Newport Restaurant Group, a hospitality services firm, where she serves as a member of the Audit Committee, since January 2024. Ms. Weinstein earned a B.A. from the University of Pennsylvania.

Messrs. Owens and Peretz and Ms. Weinstein are each considered independent under the NASDAQ Listing Rules and the rules and regulations of the Securities and Exchange Commission. Mr. Owens is considered an audit committee financial expert under the NASDAQ Listing Rules, and Mr. Peretz is considered a Compensation Committee independent member under the NASDAQ Listing Rules.

Mr. Peretz and Ms. Weinstein were each appointed to the Board pursuant to an agreement by and among the Company and Legion Partners Asset Management, LLC, Legion Partners, L.P. I, Legion Partners, L.P. II, Legion Partners, LLC, Legion Partners Holdings, LLC, Christopher S. Kiper, and Raymond White.

There are no existing relationships between Mr. Owens, Mr. Peretz and any person that would require disclosure pursuant to Item 404(a) of Regulation S-K. Ms. Weinstein is a member of the board of directors of Newport Restaurant Group, which may purchase product from the Company in the ordinary course of business.

Each of Messrs. Owens and Peretz and Ms. Weinstein will be eligible to participate in all non-management director compensation plans and arrangements available to the Company’s other independent directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel, Corporate Secretary, Chief Government Relations Officer & Chief Administrative Officer

Date: March 4, 2024